Exhibit 99.2

TCF FINANCIAL CORPORATION 2015 FIRST QUARTER EARNINGS PRESENTATION

AGENDA 2 INTRODUCTION William Cooper (Chairman & CEO) FIRST QUARTER HIGHLIGHTS / EXPENSES Mike Jones (EVP, Chief Financial Officer) CREDIT QUALITY Mark Bagley (Chief Credit Officer) BUSINESS UPDATE / CLOSING COMMENTS Craig Dahl (Vice Chairman, President) Q&A

Promotion of Craig Dahl to President, a key step toward execution of strategic plan Fourth quarter troubled debt restructuring (“TDR”) loan sale part of continued credit quality improvement Reinvested a portion of TDR loan sale proceeds into core businesses – earnings shortfall made up over future quarters Continued loan and lease growth driven by strong originations Steady net interest margin remains one of the highest in the industry Seasonal decline in fees and service charges FIRST QUARTER OBSERVATIONS 3

As a % of average assets: Net interest income 4.16% 3.08% Non-interest income 2.06% 1.03% Revenue 6.21% 4.10% Return on average assets 0.85% 0.91% Yield on loans and leases4 5.00% 4.49% Rate on deposits4 0.29% 0.32% Average balances as a % of average assets: Loans and leases 85.4% 65.7% Deposits 80.0% 76.1% Borrowings 6.1% 10.8% Equity 11.0% 11.9% Return on average tangible common equity5 8.58% 11.09% TCF 1Q151 Peer Group2,3 2014 Average TCF has a higher margin due to more loans and leases as well as higher yielding loan and security portfolios than peers, along with lower rates on deposits TCF has more non-interest income, as a percentage of average assets, due to a large and diversified base of revenue sources 1 Annualized 2 All U.S. publicly-traded banks and thrifts, excluding TCF, with total assets between $10 and $50 billion (source: SNL Financial) 3 Excluding non-recurring items for non-interest income and revenue 4 Presented on a fully tax-equivalent basis 5 See “Reconciliation of GAAP to Non-GAAP Financial Measures – Return on Average Tangible Common Equity” slide WELL POSITIONED IN THE BANKING INDUSTRY 4

FIRST QUARTER 2015 HIGHLIGHTS VS. FIRST QUARTER 2014 Earnings per Common Share $0.21 Revenue $304.1 million Non-accrual Loans & Leases $222.1 million 14.9% Loan & Lease Originations $3.6 billion Average Deposits $15.7 billion Provision for Credit Losses $12.8 million Return on Average Assets 1 0.85% Return on Average Tangible Common Equity 1,2 8.58% 1 Annualized 2 See “Reconciliation of GAAP to Non-GAAP Financial Measures – Return on Average Tangible Common Equity” slide 16.7% 7.8% 12.5% 231 bps 15 bps 5 11.7% 0.2%

1 Annualized 2 Interest income presented on a fully tax-equivalent basis 1 ($ millions) NON-INTEREST INCOME 1Q15 REVENUE IMPACTED BY: Growth in servicing fee income Reduced gains on sales of loans as more loans held on balance sheet Reduced fees and service charges due to changes in customer behavior and higher checking account balances per customer Higher average loan and lease balances in auto finance, leasing and equipment finance and inventory finance businesses 1Q15 NET INTEREST MARGIN IMPACTED BY: Continued margin compression resulting from the competitive low interest rate environment $ 101 million FIRST QUARTER 2015 HIGHLIGHTS – REVENUE REVENUE DIVERSIFICATION INTEREST INCOME2 $ 221 million 6 $201 $206 $204 $204 $203 $104 $104 $116 $110 $101 4.66% 4.65% 4.60% 4.49% 4.50% 4.00% 4.25% 4.50% 4.75% 5.00% 5.25% 0 50 100 150 200 250 300 350 3/14 6/14 9/14 12/14 3/15 Non-interest Income Net Interest Income Net Interest Margin $18 $305 $310 $320 $314 $304 Deposit fees and service charges 34% ATM revenue 5% Card revenue 13% Leasing and equipment finance 22% Gains on sales of consumer real estate loans, net 9% Gains on sales of auto loans, net 6% Servicing fee income 7% Other 4% Consumer real estate & other (first mortgages) 19% Consumer real estate (junior liens ) 16% Auto finance 10% Leasing and equipment finance 20% Commercial 15% Inventory finance 13% Loans and leases held for sale 3% Securities 2% Investments and other 2%

NON-INTEREST EXPENSE Foreclosed Real Estate and Other Credit Costs Continued expense optimization expected to be achieved by: Asset growth across the businesses Focus on process optimization and automation Compensation expense remained flat compared to 1Q14 Total expense base supports growth in the serviced for others portfolio as well as total assets on the balance sheet ($ millions) Other (including FDIC Insurance, Advertising & Marketing, and Occupancy & Equipment) Compensation & Employee Benefits % of Total Avg Assets & Avg Serviced for Others Portfolio1: 4.18% 3.97% 4.05% 1 Annualized Total Avg Assets & Avg Serviced for Others Portfolio: $20,799 $21,467 $21,719 $22,490 3.94% $23,053 3.94% 7 $227 $6 $110 $113 $116 $116 $96 $97 $102 $99 $105 $115 $6 $5 $7 $6

60+ DAY DELINQUENCIES1 1 Excludes acquired portfolios and non-accrual loans 2 Annualized NON-PERFORMING ASSETS PROVISION FOR CREDIT LOSSES ($ millions) NET CHARGE-OFFS2 CREDIT PERFORMANCE 8 ($ millions) 0.19% 0.18% 0.17% 0.14% 0.14% 0.00% 0.10% 0.20% 0.30% 3/14 6/14 9/14 12/14 3/15 $14 $10 $16 $56 $13 0 10 20 30 40 50 60 3/14 6/14 9/14 12/14 3/15 Normal Provision Added Reserve TDR Sale $18 $22 $16 0.43% 0.45% 0.66% 0.40% 0.28% 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% 3/14 6/14 9/14 12/14 3/15 $330 $325 $343 $282 $285 2.03% 2.02% 2.08% 1.71% 1.66% 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% 6.00% 0 100 200 300 400 3/14 6/14 9/14 12/14 3/15 Other Real Estate Owned Non-accrual Loans & Leases NPAs / Loans & Leases and Other Real Estate Owned $18

1 Annualized N.M. Not meaningful IMPROVING NET CHARGE-OFF RATIO NET CHARGE-OFFS AS A PERCENTAGE OF AVERAGE LOANS AND LEASES 9 Mar. 31, 2014

Continued diversification of loan and lease portfolio across businesses and markets Diversification of businesses gives TCF flexibility to strategically invest capital in response to competitive environments Year-over-year loan and lease growth of 5.2% ($ millions) 22% 20% 40% 10% 8% 55% Wholesale 45% Retail 4% 10% 43% 21% 22% 5% 22% 24% 49% 11% 23% 19% 12% 35% LOAN AND LEASE PORTFOLIO 10 1 Auto Finance loan and lease portfolio totaled $3.6 million at 12/11 33% 14% 22% 19% 12% $$17,057 $14,150 $15,426 $15,847 12/11 12/12 12/13 12/14 3/15 Inventory Finance Leasing & Equipment Finance Commercial Auto Finance Consumer Real Estate & Other $16,402 1

($ millions) Loan sales have been a core competency since 4Q11 Loan sales provide flexibility to the organization: Diversify areas of product and geographic concentration Supports capital and liquidity Provides additional revenue source Estimated impact of reduced loan sales in 1Q15 of three cents per share to be offset by interest income generated over the remainder of the year 1 Excludes 4Q14 TDR portfolio loan sale of $405.9 million (servicing released) LOAN AND LEASE SALES 11 $620.1 $459.9 $733.8 $601.3 $481.7 0 200 400 600 800 1,000 3/14 6/14 9/14 12/14 3/15 Other Auto Consumer Real Estate & Other Consumer 1

($ millions) Serviced for others portfolio primarily includes auto loans and consumer real estate loans sold with servicing rights retained by TCF Serviced for others portfolio contributes to revenue through servicing fees and gains on sales of loans: Servicing fee income of $7.3 million in 1Q15, up from $4.3 million in 1Q14 $482 million of loan sales for a gain of $14.9 million in 1Q15, down from $620 million of loan sales and a gain of $20.3 million in 1Q14 Serviced for Others Portfolio $3.5 billion Portfolio Loans and Leases & Loans and Leases Held for Sale1 $17.4 billion 1 Includes operating leases MANAGED PORTFOLIO 12 $18,824 $19,089 $19,711 $20,060 $20,881 0 2,000 4,000 6,000 8,000 10,000 12,000 14,000 16,000 18,000 20,000 22,000 3/14 6/14 9/14 12/14 3/15 Serviced for Others Portfolio Portfolio Loans and Leases & Loans and Leases Held for Sale 1

($ millions) 1Q14 1Q15 Change Period Beginning Balance $15,927 $16,534 $607 New Originations 3,101 3,564 463 Less Run-off2 2,078 2,335 257 Subtotal 1,023 1,229 206 Annualized Growth Rate3 26% 30% Less Loan & Lease Sales 620 482 (138) Period Ending Balance $16,330 $17,281 $951 Originations Sales Consumer Real Estate $177 $(83) Auto Finance 156 (58) Total Retail 333 (141) Commercial 91 2 Leasing (24) 1 Inventory Finance 4 63 0 Total Wholesale 130 3 Total Lending $463 $(138) Change in Originations & Sales (1Q15 vs. 1Q14) 1 Includes portfolio loans and leases and loans and leases held for sale 2 Includes activity from payments, pre-payments and charge-offs 3 Excludes loan and lease sales 4 Origination levels impacted by the high velocity of fundings and repayments with dealers Continued strong origination capabilities Diversity across asset classes reduces concentration risk Originate to sell capability a core competency LOAN AND LEASE ORIGINATION OPPORTUNITIES CONTINUE LOAN AND LEASE BALANCE ROLLFORWARD1 ($ millions) 13

Competitive marketplace; TCF continues to focus on niche lending markets UTILIZE DIVERSE LENDING MIX TO REMAIN COMPETITIVE DESPITE LOW RATE ENVIRONMENT LOAN AND LEASE YIELDS1 1 Annualized and presented on a fully tax-equivalent basis 2 Impacted by program extension 3 All U.S. publicly-traded banks and thrifts, excluding TCF, with total assets between $10 and $50 billion as of December 31, 2014 that have reported loan and lease yields for the past four quarters (source: SNL Financial) N.A. Not available 1Q14 2Q14 3Q14 4Q14 1Q15 Consumer Real Estate: First mortgages 5.18% 5.26% 5.25% 5.26% 5.57% Junior liens 5.73 5.75 5.71 5.69 5.63 Commercial 4.63 4.57 4.37 4.32 4.37 Leasing & Equipment Finance 4.75 4.72 4.71 4.74 4.66 Inventory Finance 5.98 5.93 6.18 5.562 5.71 Auto Finance 4.52 4.43 4.36 4.24 4.18 Total Loans and Leases 5.11 5.10 5.05 4.96 5.00 Peer Group3 Average 4.54 4.53 4.50 4.39 N.A. 14

DEPOSIT GENERATION Average total deposits have increased for 18 consecutive quarters, funding asset growth Checking account attrition rate improved by 400 bps year-over-year 64% of deposits are low or no interest cost with an average balance of $10.0 billion and an average cost of three bps for the first quarter of 2015 Over 90% of total deposits are insured by FDIC 0.38% 0.31% 0 .26% 0.26% 0.29% Average interest cost: Average Balances ($ millions) LOW-COST DEPOSIT BASE AVERAGE RATE OF 0.29% FOR 1Q15 15

1 See “Reconciliation of GAAP to Non-GAAP Financial Measures – Tangible Common Equity and Tangible Book Value Per Common Share” slide N.A.– Not Applicable CAPITAL 1Q15 (under Basel III) 4Q14 (under Basel I) Common equity Tier 1 capital ratio 9.83% N.A. Tier 1 risk-based capital ratio 11.49% 11.76% Total risk-based capital ratio 13.83% 13.54% Tier 1 leverage ratio 10.14% 10.07% REGULATORY CAPITAL RATIOS (TCF Financial Corporation) Tangible common equity ratio1 of 8.44%, down from 8.50% at 4Q14 Maintained strong capital ratios as earnings accumulation supports asset growth Common stock dividend of five cents per share declared on April 20, 2015 16

1 Calculated as the change in annualized common equity Tier 1 capital as a percentage of prior year end common equity Tier 1 capital 2 See “Reconciliation of GAAP to Non-GAAP Financial Measures – Tangible Common Equity and Tangible Book Value Per Common Share” slide 3 See “Reconciliation of GAAP to Non-GAAP Financial Measures – Return on Average Tangible Common Equity” slide SUMMARY 1Q14 4Q14 1Q15 Year-over-year loan and lease growth rate 3.86% 3.50% 5.19% Capital accumulation rate1 11.12% 10.36% 9.75% Tangible book value per common share2 $9.06 $9.72 $9.91 Return on average assets 1.00% 0.53% 0.85% Return on average tangible common equity3 10.89% 4.80% 8.58% Loan and lease growth due to unique loan and lease capabilities Capital accumulation rate supports loan and lease origination capabilities Positive profitability trends continue Continued focus on enhancing enterprise risk management function 17 1Q15 investments expected to be recaptured throughout the remainder of 2015

APPENDIX

CAUTIONARY STATEMENTS FOR PURPOSES OF THE SAFE HARBOR PROVISIONS OF THE SECURITIES LITIGATION REFORM ACT Any statements contained in this earnings presentation regarding the outlook for the Company’s businesses and their respective markets, such as projections of future performance, guidance, statements of the Company’s plans and objectives, forecasts of market trends and other matters, are forward-looking statements based on the Company’s assumptions and beliefs. Such statements may be identified by such words or phrases as “will likely result,” “are expected to,” “will continue,” “outlook,” “will benefit,” “is anticipated,” “estimate,” “project,” “management believes” or similar expressions. These forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from those discussed in such statements and no assurance can be given that the results in any forward-looking statement will be achieved. For these statements, TCF claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. Any forward-looking statement speaks only as of the date on which it is made, and we disclaim any obligation to subsequently revise any forward-looking statement to reflect events or circumstances after such date or to reflect the occurrence of anticipated or unanticipated events. Certain factors could cause the Company’s future results to differ materially from those expressed or implied in any forward-looking statements contained herein. These factors include the factors discussed in Part I, Item 1A of the Company’s Annual Report on Form 10-K for the year ended December 31, 2014, under the heading “Risk Factors,” the factors discussed below and any other cautionary statements, written or oral, which may be made or referred to in connection with any such forward-looking statements. Since it is not possible to foresee all such factors, these factors should not be considered as complete or exhaustive. Adverse Economic or Business Conditions; Competitive Conditions; Credit and Other Risks. Deterioration in general economic and banking industry conditions, including those arising from government shutdowns, defaults, anticipated defaults or rating agency downgrades of sovereign debt (including debt of the U.S.), or increases in unemployment in TCF’s primary banking markets; adverse economic, business and competitive developments such as shrinking interest margins, reduced demand for financial services and loan and lease products, deposit outflows, increased deposit costs due to competition for deposit growth and evolving payment system developments, deposit account attrition or an inability to increase the number of deposit accounts; customers completing financial transactions without using a bank; adverse changes in credit quality and other risks posed by TCF’s loan, lease, investment, securities held to maturity and securities available for sale portfolios, including declines in commercial or residential real estate values, changes in the allowance for loan and lease losses dictated by new market conditions or regulatory requirements, or the inability of home equity line borrowers to make increased payments caused by increased interest rates or amortization of principal; deviations from estimates of prepayment rates and fluctuations in interest rates that result in decreases in the value of assets such as interest-only strips that arise in connection with TCF’s loan sales activity; interest rate risks resulting from fluctuations in prevailing interest rates or other factors that result in a mismatch between yields earned on TCF’s interest-earning assets and the rates paid on its deposits and borrowings; foreign currency exchange risks; counterparty risk, including the risk of defaults by our counterparties or diminished availability of counterparties who satisfy our credit quality requirements; decreases in demand for the types of equipment that TCF leases or finances; the effect of any negative publicity. Legislative and Regulatory Requirements. New consumer protection and supervisory requirements and regulations, including those resulting from action by the Consumer Financial Protection Bureau and changes in the scope of Federal preemption of state laws that could be applied to national banks and their subsidiaries; the imposition of requirements that adversely impact TCF’s deposit, lending, loan collection and other business activities such as mortgage foreclosure moratorium laws, further regulation of financial institution campus banking programs, use by municipalities of eminent (continued) 19

CAUTIONARY STATEMENTS FOR PURPOSES OF THE SAFE HARBOR PROVISIONS OF THE SECURITIES LITIGATION REFORM ACT (cont) domain on property securing troubled residential mortgage loans, or imposition of underwriting or other limitations that impact the ability to offer certain variable-rate products; changes affecting customer account charges and fee income, including changes to interchange rates; regulatory actions or changes in customer opt-in preferences with respect to overdrafts, which may have an adverse impact on TCF’s fee revenue; changes to bankruptcy laws which would result in the loss of all or part of TCF’s security interest due to collateral value declines; deficiencies in TCF’s compliance under the Bank Secrecy Act in past or future periods, which may result in regulatory enforcement action including monetary penalties; increased health care costs resulting from Federal health care reform; regulatory criticism and resulting enforcement actions or other adverse consequences such as increased capital requirements, higher deposit insurance assessments or monetary damages or penalties; heightened regulatory practices, requirements or expectations, including, but not limited to, requirements related to enterprise risk management, the Bank Secrecy Act and anti-money laundering compliance activity. Earnings/Capital Risks and Constraints, Liquidity Risks. Limitations on TCF’s ability to pay dividends or to increase dividends because of financial performance deterioration, regulatory restrictions or limitations; increased deposit insurance premiums, special assessments or other costs related to adverse conditions in the banking industry; the impact on banks of regulatory reform, including additional capital, leverage, liquidity and risk management requirements or changes in the composition of qualifying regulatory capital; adverse changes in securities markets directly or indirectly affecting TCF’s ability to sell assets or to fund its operations; diminished unsecured borrowing capacity resulting from TCF credit rating downgrades or unfavorable conditions in the credit markets that restrict or limit various funding sources; costs associated with new regulatory requirements or interpretive guidance relating to liquidity; uncertainties relating to future retail deposit account changes, including limitations on TCF’s ability to predict customer behavior and the impact on TCF’s fee revenues. Branching Risk; Growth Risks. Adverse developments affecting TCF’s supermarket banking relationships or any of the supermarket chains in which TCF maintains supermarket branches; costs related to closing underperforming branches; slower than anticipated growth in existing or acquired businesses; inability to successfully execute on TCF’s growth strategy through acquisitions or cross-selling opportunities; failure to expand or diversify TCF’s balance sheet through new or expanded programs or opportunities; failure to successfully attract and retain new customers, including the failure to attract and retain manufacturers and dealers to expand the inventory finance business; failure to effectuate, and risks of claims related to, sales and securitizations of loans; risks related to new product additions and addition of distribution channels (or entry into new markets) for existing products. Technological and Operational Matters. Technological or operational difficulties, loss or theft of information, cyber-attacks and other security breaches, counterparty failures and the possibility that deposit account losses (fraudulent checks, etc.) may increase; failure to keep pace with technological change, including the failure to develop and maintain technology necessary to satisfy customer demands. Litigation Risks. Results of litigation or government enforcement actions, including class action litigation or enforcement actions concerning TCF’s lending or deposit activities, including account servicing processes or fees or charges, or employment practices; and possible increases in indemnification obligations for certain litigation against Visa U.S.A. and potential reductions in card revenues resulting from such litigation or other litigation against Visa. Accounting, Audit, Tax and Insurance Matters. Changes in accounting standards or interpretations of existing standards; federal or state monetary, fiscal or tax policies, including adoption of state legislation that would increase state taxes; ineffective internal controls; adverse federal, state or foreign tax assessments or findings in tax audits; lack of or inadequate insurance coverage for claims against TCF; potential for claims and legal action related to TCF’s fiduciary responsibilities. 20

1 When evaluating capital adequacy and utilization, management considers financial measures such as return on average tangible common equity. This measure is a non-GAAP financial measure and is viewed by management as a useful indicator of capital levels available to withstand unexpected market or economic conditions, and also provide investors, regulators and other users with information to be viewed in relation to other banking institutions. RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES – RETURN ON AVERAGE TANGIBLE COMMON EQUITY1 21 ($ thousands) QTD QTD QTD Mar. 31, 2014 Dec. 31, 2014 Mar. 31, 2015 Computation of return on average tangible common equity: Net income available to common stockholders $ 39,910 $ 19,141 $ 34,954 Other intangibles amortization, net of tax 265 266 245 Adjusted net income available to common stockholders $ 40,175 $ 19,407 $ 35,199 Average balances: Total equity $ 1,986,834 $ 2,124,237 $ 2,150,858 Less: Non-controlling interest in subsidiaries 15,570 14,835 17,077 Total TCF Financial Corporation stockholders’ equity 1,971,264 2,109,402 2,133,781 Less: Preferred stock 263,240 263,240 263,240 Goodwill 225,640 225,640 225,640 Other intangibles 6,134 4,874 4,474 Average tangible common equity $ 1,476,250 $ 1,615,648 $ 1,640,427 Annualized return on average tangible common equity 10.89% 4.80% 8.58%

1 When evaluating capital adequacy and utilization, management considers financial measures such as Tangible Common Equity and Tangible Book Value Per Common Share. These measures are non-GAAP financial measures and are viewed by management as useful indicators of capital levels available to withstand unexpected market or economic conditions, and also provide investors, regulators and other users with information to be viewed in relation to other banking institutions. RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES – TANGIBLE COMMON EQUITY AND TANGIBLE BOOK VALUE PER COMMON SHARE1 22 ($ thousands, except per share data) Mar. 31, 2014 Dec. 31, 2014 Mar. 31, 2015 Computation of tangible common equity to tangible assets Total equity $ 2,021,825 $ 2,135,364 $ 2,181,682 Less: Non-controlling interest in subsidiaries 21,284 13,715 21,890 Total TCF Financial Corporation stockholders' equity 2,000,541 2,121,649 2,159,792 Less: Preferred stock 263,240 263,240 263,240 Goodwill 225,640 225,640 225,640 Other intangibles 5,905 4,641 4,252 Tangible common equity $ 1,505,756 $ 1,628,128 $ 1,666,660 Total assets $ 18,760,527 $ 19,394,611 $ 19,984,573 Less: Goodwill 225,640 225,640 225,640 Other intangibles 5,905 4,641 4,252 Tangible assets $ 18,528,982 $ 19,164,330 $ 19,754,681 Tangible common equity ratio 8.13% 8.50% 8.44 % Common stock shares outstanding (thousands) 166,128 167,461 168,099 Tangible book value per common share $ 9.06 $ 9.72 $ 9.91